 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
LATIN AMERICA
GROWTH FUND

SEMIANNUAL REPORT
APRIL 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

The  views of the Fund's manage-
ment as described in this report
are  as  of  the  date  it   was
written.  Portfolio holdings and
allocations are as of April  30,
1997,  unless  otherwise  noted.
Views,  portfolio  holdings  and
allocations   may  have  changed
subsequent to these dates.

GT GLOBAL LATIN AMERICA GROWTH FUND
MESSAGE FROM THE CHAIRMAN

Dear Investor,

This report is written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the relative performance of GT Global Mutual Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

We describe our management process and offer insights into the Fund's investment strategy. Companies and countries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Fund. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions. Additionally, this report contains performance illustrations that show the historical returns of a hypothetical investment and compare it to an appropriate benchmark.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Mutual Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value our shareholders in GT Global Mutual Funds.

Sincerely,

[SIGNATURE]

William J. Guilfoyle

CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

[PICTURE]

INVESTMENT OBJECTIVE

Seeks capital appreciation by investing primarily in securities of a broad range of Latin American issuers.


GT GLOBAL LATIN AMERICA GROWTH FUND
PERFORMANCE SUMMARY

          MSCI Emerging                                      IFC Investable
          Latin America          Global Latin America        Latin America
8/13/91      10000                       10000                    9525
             11079                       11144                    9952
             10995                       10979                    10085
             11789                       12344                    10965
             11110                       11866                    10771
             12582                       13566                    11421
             14614                       15818                    12892
             15986                       16700                    13658
             17163                       16743                    13665
             17149                       16937                    13893
             17417                       17012                    14014
             14150                       13717                    11864
             14403                       13810                    11891
             13266                       13055                    11025
             12858                       12498                    10131
             13849                       13052                    10474
             13888                       12960                    10648
             14724                       14035                    11156
             14416                       13624                    11200
             14302                       13492                    11164
             15350                       14641                    11810
             14620                       14100                    11628
             14845                       14289                    11773
             15814                       15078                    12100
             16273                       15510                    12499
             17674                       16868                    13494
             17902                       17143                    13668
             18553                       18302                    14357
             19840                       19700                    15047
             22423                       22561                    17063
             25938                       25590                    18958
             25087                       24426                    18730
             23303                       22789                    17454
             21544                       21117                    15588
             22771                       22221                    15972
             21242                       20516                    15131
             23090                       22479                    16326
             26834                       26189                    19076
6/30/94      27916                       27352                    19828
             26543                       25754                    19253
             25793                       25304                    19150
             21597                       20449                    15930
             19130                       17197                    13279
             16244                       14704                    11784
             15695                       14264                    10997
             18027                       16506                    12484
             18378                       16549                    12547
             18684                       16895                    12862
             19340                       17801                    13373
             19578                       18052                    13554
             19389                       17821                    13176
             17785                       16123                    12099
             18101                       16681                    12052
             18674                       17003                    12531
             20606                       18602                    13672
             19420                       17619                    12990
             19674                       17902                    13347
             20753                       18844                    13862
             21410                       19337                    14313
             21941                       19681                    14266
             21071                       18813                    13577
             21677                       19324                    14020
             22158                       19698                    14392
             21932                       19330                    14218
             22118                       19417                    14353
             22776                       19930                    14662
             24991                       21766                    15541
             26636                       23189                    16333
             26232                       22943                    16056
4/30/97      27507                       23901                    16301


The chart above shows the performance of the GT Global Latin America Growth Fund, Class A shares, since the Fund's inception, versus the various indices. This represents a cumulative return of 63.01% and an average annual total return of 8.93% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $13,367 on April 30, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $13,111 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
APRIL 30, 1997


Share Class                  Without Sales Charge(2)                With Sales Charge
                          1-Year   5-Year   Life of Fund     1-Year   5-Year   Life of Fund
Class A(3)                17.60     3.25        9.86          12.01     2.25     8.93
Class B(3)                17.10      N/A        7.77          12.10      N/A     7.37
Advisor Class(4)          18.22      N/A       15.20            N/A      N/A      N/A



HISTORICAL PERFORMANCE%(2)
ANNUAL RETURNS (PER CALENDAR YEAR)


                           1991       1992       1993       1994       1995       1996
Class A                   19.91(3)    -2.3       52.94      -6.64     -21.34      17.00
Class B                     N/A        N/A      44.283      -7.12     -21.70      16.47


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations on August 13, 1991; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                           GT GLOBAL LATIN AMERICA GROWTH FUND

INTERVIEW WITH THE MANAGEMENT TEAM


Q HOW DID THE FUND PERFORM?

A Political and economic reforms, positive liquidity and increased privatization have set the stage for a comeback in Latin American equity markets. For the six months to April 30, 1997, total return for the Fund's Class A shares was 14.65% (9.21% including the maximum 4.75% sales charge), and 14.40% for Class B shares (9.40% including the maximum 5% contingent deferred sales charge). The Morgan Stanley Capital International (MSCI) Emerging Latin America Index returned 25.42%, and the International Financial Corp. (IFC) Investable Latin America Index(5) returned 23.65% over the same period.

Relative to the IFC Index, the Fund suffered largely as a result of its underweighted position in Brazil, the region's top-performing market over the six months, and its security selection in Mexico.

Q  WHAT CHANGES ARE YOU IMPLEMENTING WITH RESPECT TO THE FUND'S MANAGEMENT?

A The Fund is undergoing significant restructuring this quarter, in conjunction with a revamping of our approach to managing emerging market products. Under the new structure, Latin America Growth Fund managers are members of a team based in London. The dedicated Latin America analyst team will also be based in London.

Q WHAT MEASURES HAS THE FUND INTRODUCED TO ATTEMPT TO CONTROL RISK MORE EFFECTIVELY RELATIVE TO THE INDEX?

A As part of the evolutionary change, risk control guidelines have been enhanced by creating prescribed tracking error ranges at both the global and country levels. Stock selection is also more disciplined--stocks are ranked on our Global Stock Research Database and price targets are established by country analysts. The use of these rankings is compulsory for the construction of the country portfolios by the Fund managers. The aim of these changes is to strengthen control of the total risk run by the Fund relative to the IFCI benchmark, and, as a result, to maximize the risk adjusted return.

Q  HOW HAVE YOU SHIFTED THE FUND'S ALLOCATIONS AS A RESULT?

A Within this new framework, the Fund has increased its weighting in Brazil, the largest and most liquid market in the region, where positive reform, momentum and compelling valuations continue to drive the market. The Fund has also been increasing its holdings in Colombia, where valuations remain attractive.

Relative to the index, the Fund maintains an underweighted position in Argentina. We are somewhat wary of Argentina's sensitivity to interest rates in the U.S., and consider the valuation characteristics uninspiring. In Chile, earnings prospects are accelerating in the face of falling interest rates and economic growth, and the Fund has therefore increased its weighting in this market. In Mexico, stock selection is focusing increasingly on areas exposed to a potential recovery in domestic demand, such as cement, construction and retail. Conversely, exporters who benefited from increased competitiveness in 1995 may find their margins squeezed by a real appreciation in the peso.

Q IN THE REMAINDER OF 1997, CAN WE EXPECT TO SEE THE TYPE OF RETURNS WE'VE WITNESSED SO FAR THIS YEAR?

A After the deep trauma of 1995 and the sharp recovery of 1996, we believe the remainder of 1997 is likely to be dull in comparison. In Mexico, for example, the strong rates of economic growth seen last year were due to the recovery from a low base and are likely to moderate somewhat this year. Inflation and interest rates should continue their gradual fall. Meanwhile, we expect the recovery to broaden somewhat to include the consumer sector, which should lead to improvement in the fortunes of selected consumer stocks. Risks for the rest of this year include the possibility of monthly trade deficits for the first time since early 1995 and political uncertainty surrounding mid-year congressional elections.

Capital flows into Brazil remain buoyant and seem likely to be able to finance that country's gradually growing current account deficits. Progress on privatization of telephone and electric utilities has been surprisingly rapid, and expectations are now high. Interest rates have fallen sharply in the last year and should not be counted on to repeat their performance this year. Inflation is estimated to be well below 10% in 1997, with the currency acting as an anchor on the economy.

In Argentina we expect further consolidation of the economic recovery that began in early

                                                               CONTINUED P.4

(5) The MSCI Emerging Latin America and IFC Investable Latin America indices are market value-weighted averages of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Both indices are measured in U.S. dollars and include the effect of reinvested dividends. The MSCI Emerging Latin America Index has an aggregate market capitalization of $258 billion, and the IFC Investable Latin America Index has an aggregate market capitalization of $267.3 billion. The Fund has changed benchmarks to the IFC Investable Latin America Index because we feel it presents a more accurate reflection of investment opportunities for foreign investors.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

1996. As private consumption returns to pre-crisis levels, we anticipate some deterioration in the trade accounts. We believe banks, flush with cash again after the rapid growth in deposits over the past two years, should see increased lending activity and improved earnings, further accelerating the recovery.

Q  WHAT IS YOUR OUTLOOK FOR SOME OF THE SMALLER MARKETS?

A We believe the Chilean economy is close to a trough and growth is likely to accelerate later in 1997. In Colombia, recently released weak economic figures may spur authorities to take more proactive steps to reignite growth, and we anticipate some additional easing of monetary policy over the course of this year.

Peru remains somewhat constrained by a large external deficit, though the recent successful hostage rescue might be expected to provide some impetus for capital flows into that country. We believe Venezuela is likely to see improvement in the rate of growth of the non-oil economy this year, following the massive boost to reserves over the past 12 months. Consumer-related stocks may thus see a substantial boost to reported earnings over the course of 1997.


KEY MARKETS

MEXICO

The Mexican IFC Investable Index rose 17.51% in U.S. dollar terms over the six-month period ended April 30, 1997. Volatility fell significantly from the previous 18 months, which had been dominated by financial crisis and fears of further devaluation. The relative stability of the past year was demonstrated by the strength of the peso, which appreciated by about 20% in real terms over the year, and the continued fall in local interest rates, which dropped to 20% by the end of the period, having been above 40% a year ago. A healthy trade balance and strong budget position underpinned an economy growing at close to 7% for the latter half of 1996.

The missing link remains the consumer, who has not yet seen a recovery in real wages after sharp declines in the previous 18 months. A further impediment to a more balanced recovery is the fragile banking system which, despite numerous government recapitalization programs and bailouts, remains stuffed with bad loans. It may take several more years before banks are healthy enough to be a source of new credit for the economy.

BRAZIL

The Brazilian IFC Investable Index rose 39.37% in U.S. dollar terms during the six months ending April 30, 1997, and was easily the best-performing major market in the region. Market proxies and potential privatization plays like Eletrobras and Telebras led the rise. The market remains dominated by tariff rebalancing and privatization issues, it now being a near certainty that Telebras will be split up and privatized over the next two years.

Recent political maneuverings by President Cardoso also make it very likely he will be able to run for reelection in 1998, giving investors confidence that recent reforms will not be reversed any time soon. The economic picture is somewhat uneven, however, with many industries continuing to struggle in the face of a strong exchange rate and others benefiting from continuing economic stability and falling interest rates. The main clouds on the horizon are still the yawning fiscal and current account gaps, though falling interest rates and privatization revenues are mitigating the former, and micromanagement of trade and monetary policy has prevented the latter from becoming a burden so far.

CHILE

The Chilean IFC Investable Index increased a mere 4.88% in U.S. dollar terms over the six months ended April 30, 1997. A liquidity bubble, caused in part by high commodity prices in 1994 and 1995, continued to work its way through the economy. Although it has gradually slowed growth over the last six months, it has finally allowed authorities to begin easing monetary policy which, in turn, has led to a renewed burst of interest in the stock market. Earnings prospects in the all-important electricity sector continue to be weighed down by the drought and fears of overinvestment. After looking expensive relative to the rest of the region for much of the past three years, Chilean equities are beginning to appeal to us as good value.

ARGENTINA

Argentine stocks, as measured by the IFC Investable Index, rose 26.36% in U.S. dollar terms during the six months ended April 30, 1997. Increased confidence and growth in the financial system have now worked their way through to the real economy, and estimates for GDP growth are returning to levels seen prior to the Mexican peso crisis, on the order of 5%-6%. Foreign reserves remain at record levels, and deposits in the banking system are growing at a rate of more than 20% p.a. Inflation is still low at 2.3%.

The private pension system is gathering momentum and has become a significant factor in the domestic equity market. The departure in the middle of last year of Economy Minister Domingo Cavallo, who had been the architect of the Convertibility Plan and the keystone of economic reform since 1991, went surprisingly smoothly. His replacement, Roque Fernandez, has proved himself to be highly capable and pragmatic. The country remains vulnerable to a potential rise in U.S. interest rates, however, and to possible trade restrictions imposed by Brazil, its largest trading partner.

ABOUT THE MANAGEMENT TEAM

DARREN READ -- Global Emerging Markets Portfolio Manager. Mr. Read joined Chancellor LGT Asset Management in 1997. Formerly, he was a Senior Investment Analyst for Hermes Investment Management, and a chartered Accountant at Arthur Andersen. He is a graduate of Cambridge University.

ANDREW BOCZEK -- Portfolio Manager since 1993. Previously, Mr. Boczek was an Analyst at Continental Bank Corporation and a Research Assistant at the International Monetary Fund. He received his M.B.A. from the University of Chicago.


GEOGRAPHIC ALLOCATION OF NET ASSETS%


                              April 30, 1997           April 30, 1996
Argentina                          8.8                       8.4
Belize                             0.8                        --
Bolivia                             --                       2.6
Brazil                            40.3                      35.5
Chile                              7.9                       7.3
Colombia                           3.4                       0.3
Ecuador                             --                       0.8
Mexico                            30.7                      33.8
Panama                              --                       1.5
Peru                               2.0                       3.1
United States & Other              2.9                       2.0
Venezuela                          3.2                       4.7

Allocations may change as market conditions change.


LATIN AMERICA AT A GLANCE

STOCK MARKET CAPITALIZATION (US$ BILLION)
APRIL 30, 1997

Brazil      122.2
Mexico       78.1
Chile        41.5
Argentina    29.6
Colombia     11.3
Peru          9.4
Venezuela     6.8

Source: GT Global, Inc., May 1997


REAL GDP GROWTH
1997e

Argentina      6.3%
Brazil         4.0%
Chile          5.8%
Colombia       3.3%
Mexico         3.7%
Peru           5.6%
Venezuela      4.0%

Source: GT Global, Inc., May 1997


INFLATION (CONSUMER PRICE INDEX)
1997e

Argentina      2.3%
Brazil         6.5%
Chile          5.9%
Colombia       19.0%
Mexico         16.2%
Peru            8.8%
Venezuela      40.0%

Source: GT Global, Inc., May 1997

ALLOCATION OF NET ASSETS

Consumer Durables           1.8%
Multi Industry/Misc.        8.5%
Consumer Non-Durables       8.9%
Materials/Basic Industries 14.5%
Finance                    15.4%
Energy                     23.6%
Services/Other             27.3%

Allocations may change as market conditions change.
A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL LATIN AMERICA GROWTH FUND
KEY EQUITY HOLDINGS(6)
                                                       Country         % of
                                                                     Net Assets

TELEBRAS  Operator of Brazil's local and                BRAZIL          7.6
long-distance services.

TELEFONOS DE MEXICO  Provides national and              MEXICO          5.4
international long-distance and local telephone service to 7,320 communities throughout Mexico.
The company also provides voice, data, image signal and cellular transmission services.

ELETROBRAS  Brazil's state-controlled holding           BRAZIL          3.9
company, Electrobras is responsible for the planning, coordination and financing of the country's electric utility sector. Its assets are primarily hydroelectric electricity generation plants that collectively represent 47% of the country's generating capacity.

PETROBRAS  Produces oil and natural gas liquids         BRAZIL          3.6
through approximately 7,258 producing wells and also produces at sea through its fixed and floating platforms. Main products are oil products and fuel alcohol. Petrobras also provides maritime freight services.

UNIAO BANCOS BRASILEIRAS  A major Brazilian bank        BRAZIL         2.8
whose services include asset management and foreign exchange services. The bank also acts as lead manager for initial and secondary offerings.

TELECOMUNICACOES DO RIO DE JANIERO  A subsidiary of     BRAZIL         2.8
Telebras, the company provides local, long-distance, international and mobile telephone services in Rio de Janiero.

CIFRA  Owns and operates discount stores throughout     MEXICO         2.7
Mexico that offer groceries, clothing and general merchandise. The company also owns and operates restaurants serving Mexican, Italian and international cuisine. Through a joint venture with Wal-Mart Stores, the company develops stores in Mexico.

ALFA  Operates several companies that manufacture       MEXICO         2.6
various products for industries in Mexico, including steel mills, an insulation manufacturing plant, and a processor and distributor of meats and dairy products.
The company also has interests in petrochemical plants producing textiles, and a manufacturer of aluminum autoparts and products.

KIMBERLY-CLARK DE MEXICO  The largest manufacturer      MEXICO         2.6
of diapers, tissue paper, notebooks and paper in Mexico. The company's management is conservative and has concentrated on lowering costs every year to retain its competitive position in the marketplace.

BANCO ITAU  Through its 1,022 branches in Brazil,       BRAZIL         2.6
offices in Argentina, the Cayman Islands, Portugal and the United States, Banco Itau offers commercial banking services.

Source: Bloomberg.

(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL
LATIN AMERICA
GROWTH FUND

FINANCIAL
STATEMENTS

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Latin America Growth Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Latin America Growth Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of April 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Latin America Growth Fund as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 12, 1997

                                       F1

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (28.5%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         7.6
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --            166,300   $ 19,082,924          --
    Common ..................................................   --         71,200,000      7,666,353          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX           459,000     18,933,750         5.4
    TELEPHONE NETWORKS
  Telecomunicacoes do Rio de Janeiro S.A. (Telerj)
   Preferred ................................................   BRZL       58,791,322      9,785,654         2.8
    TELEPHONE NETWORKS
  Cifra S.A. de C.V.: .......................................   MEX                --             --         2.7
    RETAILERS-OTHER
    "C" .....................................................   --          3,294,000      5,061,947          --
    "B" - ADR{\/} ...........................................   --          3,000,000      4,380,000          --
    "A" .....................................................   --            161,935        244,769          --
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred .....   BRZL       28,079,000      7,974,288         2.3
    TELEPHONE NETWORKS
  Telefonica de Argentina S.A. "B" - ADR{\/} ................   ARG           233,800      7,773,850         2.2
    TELEPHONE NETWORKS
  Lojas Americanas S.A. Preferred-/- ........................   BRZL      462,435,469      6,566,462         1.9
    RETAILERS-OTHER
  Telefonica De Peru - ADR-/- {\/} ..........................   PERU          197,200      4,732,800         1.3
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR-/- {\/} ..............................................   VENZ           99,200      2,976,000         0.8
    TELEPHONE NETWORKS
  Compania de Telefonos de Chile S.A. - ADR{\/} .............   CHLE           83,500      2,703,313         0.8
    TELEPHONE NETWORKS
  TV Filme, Inc.-/- {\/} ....................................   BRZL          220,000      2,447,500         0.7
    CABLE TELEVISION
                                                                                        ------------
                                                                                         100,329,610
                                                                                        ------------
Energy (23.6%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         3.9
    ELECTRICAL & GAS UTILITIES
    "B" Preferred ...........................................   --         20,252,000      9,446,109          --
    Common-/- ...............................................   --          9,300,000      4,206,601          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       60,627,000     12,742,274         3.6
    OIL
  Perez Companc S.A. "B" ....................................   ARG         1,067,620      8,659,264         2.5
    OIL
  Light - Servicos de Electricidade S.A. ....................   BRZL       18,018,000      7,489,144         2.1
    ELECTRICAL & GAS UTILITIES
  Enron Global Power & Pipelines L.L.C. .....................   US            238,850      7,046,075         2.0
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG           187,500      5,179,688         1.5
    OIL
  Enersis S.A. - ADR{::} {\/} ...............................   CHLE          157,800      4,970,700         1.4
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US          1,054,700      4,812,069         1.4
    OIL
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          232,600      4,477,550         1.3
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL           87,700      3,946,500         1.1
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F2

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  C.A. La Electricidad de Caracas ...........................   VENZ        3,533,421   $  3,839,396         1.1
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL      180,985,000      2,816,722         0.8
    ENERGY SOURCES
  Chilgener S.A. - ADR{\/} ..................................   CHLE           57,000      1,624,500         0.5
    ELECTRICAL & GAS UTILITIES
  Electricidad de Argentina S.A. - ADR(.) -/- {\/} (::) .....   ARG           110,857      1,507,655         0.4
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          82,764,247
                                                                                        ------------
Finance (15.4%)
  Uniao Bancos Brasileiras "A" Preferred ....................   BRZL      265,814,000      9,821,170         2.8
    BANKS-MONEY CENTER
  Banco Itau S.A. Preferred .................................   BRZL       16,696,000      9,027,835         2.6
    BANKS-MONEY CENTER
  Banco BHIF - ADR{\/} ......................................   CHLE          243,800      4,815,050         1.4
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX         2,193,000      4,701,456         1.3
    BANKS-MONEY CENTER
  Grupo Financiero Banorte "B"-/- ...........................   MEX         4,260,000      4,163,950         1.2
    BANKS-MONEY CENTER
  Brazil Realty S.A. - 144A ADR{.} {\/} .....................   BRZL          142,000      3,798,500         1.1
    REAL ESTATE
  Banco Provincial S.A. .....................................   VENZ        1,867,523      2,962,224         0.8
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG            90,700      2,755,013         0.8
    BANKS-MONEY CENTER
  Banco Industrial Colombiano - ADR{\/} .....................   COL           148,000      2,682,500         0.8
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          123,900      2,230,200         0.6
    INVESTMENT MANAGEMENT
  Inversiones y Representaciones S.A. (IRSA): ...............   ARG                --             --         0.6
    REAL ESTATE
    GDR{\/} .................................................   --             47,000      1,645,000          --
    Common ..................................................   --            128,500        452,365          --
  Seguros Comercial America S.A. "B"-/- .....................   MEX           621,500      1,878,826         0.5
    INSURANCE - MULTI-LINE
  Banco Wiese - ADR{\/} .....................................   PERU          240,600      1,563,900         0.4
    BANKS-MONEY CENTER
  First Financial Caribbean Corp. ...........................   US             35,700        972,825         0.3
    BANKS-MONEY CENTER
  Grupo Financiero Bancomer, S.A. de C.V. "B"-/- ............   MEX         1,580,000        553,269         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          54,024,083
                                                                                        ------------
Materials/Basic Industry (14.5%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX         2,442,500      9,075,923         2.6
    PAPER/PACKAGING
  Apasco S.A. ...............................................   MEX         1,491,000      8,864,492         2.5
    CEMENT

    The accompanying notes are an integral part of the financial statements.

                                       F3

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Companhia Siderurgica Nacional S.A.: ......................   BRZL               --             --         2.1
    METALS - STEEL
    Common ..................................................   --        191,800,000   $  6,852,061          --
    ADR{\/} .................................................   --             20,000        690,000          --
  Companhia Vale do Rio Doce ................................   BRZL               --             --         1.9
    METALS - NON-FERROUS
    Preferred ...............................................   --            263,900      6,725,306          --
    Preferred "B"-/- ........................................   --            276,400             --          --
  Grupo Mexico S.A. "B" .....................................   MEX         1,420,000      4,954,528         1.4
    METALS - NON-FERROUS
  Industrias Penoles S.A. "CP"-/- ...........................   MEX           998,000      4,676,357         1.3
    METALS - NON-FERROUS
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           70,600      4,183,050         1.2
    CHEMICALS
  Cementos Argos S.A. .......................................   COL           267,198      2,186,280         0.6
    CEMENT
  White Martins S.A. ........................................   BRZL          571,200      1,944,465         0.5
    CHEMICALS
  Southern Peru Copper Corp.{\/} ............................   PERU           50,000        881,250         0.2
    METALS - NON-FERROUS
  Venezolana de Cementos, S.A.C.A. "A" ......................   VENZ          280,561        715,419         0.2
    CEMENT
                                                                                        ------------
                                                                                          51,749,131
                                                                                        ------------
Consumer Non-Durables (8.9%)
  Grupo Industrial Bimbo, S.A. de C.V. "A" ..................   MEX         1,268,100      7,986,522         2.3
    FOOD
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX         4,980,000      4,867,716         1.4
    FOOD
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............   MEX           990,500      4,678,643         1.3
    BEVERAGES - ALCOHOLIC
  Bavaria ...................................................   COL           588,500      4,427,309         1.3
    BEVERAGES - ALCOHOLIC
  Grupo Continental S.A. ....................................   MEX           536,000      2,970,651         0.8
    BEVERAGES - NON-ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL        3,800,000      2,585,386         0.7
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE          114,100      2,538,725         0.7
    BEVERAGES - ALCOHOLIC
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ          212,800        691,600         0.2
    TEXTILES & APPAREL
  Mavesa S.A. - ADR{\/} .....................................   VENZ           71,300        490,188         0.1
    FOOD
  Cervecer Backus & Johnston "T" ............................   PERU          497,300        433,247         0.1
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          31,669,987
                                                                                        ------------
Multi-Industry/Miscellaneous (8.5%)
  Alfa, S.A. de C.V. "A" ....................................   MEX         1,691,000      9,286,762         2.6
    CONGLOMERATE
  San Luis "CPO" ............................................   MEX         1,170,000      6,764,454         1.9
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F4

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX           802,000   $  4,636,831         1.3
    MULTI-INDUSTRY
  Commercial Del Plata-/- ...................................   ARG           968,560      2,935,030         0.8
    CONGLOMERATE
  BHI Corp.{\/} .............................................   BLZ           146,800      2,899,300         0.8
    CONGLOMERATE
  Suramericana de Seguros S.A. ..............................   COL            95,034      2,371,828         0.7
    CONGLOMERATE
  Credicorp Ltd.-/- .........................................   US             72,720      1,527,120         0.4
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          30,421,325
                                                                                        ------------
Consumer Durables (1.8%)
  Brasmotor S.A. Preferred ..................................   BRZL       26,757,000      6,416,245         1.8
    APPLIANCES & HOUSEHOLD
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $321,882,803) ................                            357,374,628       101.2
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust Co.,
   due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $550,000 U.S. Treasury Bonds, 7.25% due
   5/15/16 (market value of collateral is $576,216, including
   accrued interest). (cost $564,083)  ......................                                564,083         0.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $322,446,886)  * ....................                            357,938,711       101.4
Other Assets and Liabilities ................................                             (4,988,948)       (1.4)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $352,949,763       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
       (::) Valued in good faith at fair value using procedures approved by the board of directors (see Note 1 of Notes to Financial Statements).
        (.) Restricted securities: At April 30, 1997, the Fund owned the following restricted security constituting .4% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the restricted security is as follows:

                                                                       VALUE
                                ACQUISITION           ACQUISITION    PER SHARE
DESCRIPTION                        DATE      SHARES      COST         (NOTE 1)
------------------------------  -----------  -------  -----------   ------------
Electricidad de Argentina S.A.
 - ADR........................   12/23/93    110,857  $ 1,939,998      $13.60

       {::}  See Note 5 of Notes to Financial Statements.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $323,079,403 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  46,167,998
                 Unrealized depreciation:           (11,308,690)
                                                  -------------
                 Net unrealized appreciation:     $  34,859,308
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F5

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                 April 30, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {D}
                                         -----------------------------
                                                   SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)     EQUITY    & OTHER       TOTAL
--------------------------------------   -----     -------       -----
Argentina (ARG/ARS) ..................    8.8                      8.8
Belize (BLZ/BZD) .....................    0.8                      0.8
Brazil (BRZL/BRL) ....................   40.3                     40.3
Chile (CHLE/CLP) .....................    7.9                      7.9
Colombia (COL/COP) ...................    3.4                      3.4
Mexico (MEX/MXN) .....................   30.7                     30.7
Peru (PERU/PES) ......................    2.0                      2.0
United States & Other (US/USD) .......    4.1      (1.2   )        2.9
Venezuela (VENZ/VEB) .................    3.2                      3.2
                                         -----     -------       -----
Total  ...............................   101.2     (1.2   )      100.0
                                         -----     -------       -----
                                         -----     -------       -----

--------------

{d}  Percentages indicated are based on net assets of $352,949,763.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $322,446,886) (Note 1)..........................  $357,938,711
  U.S. currency..................................................................  $     371
  Foreign currencies (cost $9,937,687)...........................................  9,946,082    9,946,453
                                                                                   ---------
  Receivable for securities sold............................................................    5,548,508
  Dividends receivable......................................................................    2,377,825
  Receivable for Fund shares sold...........................................................    1,470,715
  Miscellaneous receivable..................................................................       18,420
  Cash held as collateral for securities loaned (Note 1)....................................   34,319,915
                                                                                              -----------
    Total assets............................................................................  411,620,547
                                                                                              -----------
Liabilities:
  Payable for securities purchased..........................................................   18,887,120
  Payable for loan outstanding (Note 1).....................................................    4,000,000
  Payable for Fund shares repurchased.......................................................      690,439
  Payable for investment management and administration fees (Note 2)........................      281,561
  Payable for service and distribution expenses (Note 2)....................................      209,748
  Payable for transfer agent fees (Note 2)..................................................      108,357
  Payable for printing and postage expenses.................................................       65,929
  Payable for professional fees.............................................................       52,039
  Payable for custodian fees (Note 1).......................................................       29,155
  Payable for registration and filing fees..................................................       11,532
  Payable for fund accounting fees (Note 2).................................................        6,373
  Payable for Directors' fees and expenses (Note 2).........................................        3,804
  Other accrued expenses....................................................................        4,812
  Collateral for securities loaned (Note 1).................................................   34,319,915
                                                                                              -----------
    Total liabilities.......................................................................   58,670,784
                                                                                              -----------
Net assets..................................................................................  $352,949,763
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value and redemption price per share ($192,813,361 DIVIDED BY 9,368,337 shares
 outstanding)...............................................................................  $     20.58
                                                                                              -----------
                                                                                              -----------
Maximum offering price per share (100/95.25 of $20.58) *....................................  $     21.61
                                                                                              -----------
                                                                                              -----------
Class B:+
Net asset value and offering price per share ($156,281,135 DIVIDED BY 7,682,761 shares
 outstanding)...............................................................................  $     20.34
                                                                                              -----------
                                                                                              -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($3,855,267
 DIVIDED BY 186,924 shares outstanding).....................................................  $     20.62
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $367,501,643
  Undistributed net investment income.......................................................      872,560
  Accumulated net realized loss on investments and foreign currency transactions............  (50,914,779)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................       (1,486)
  Net unrealized appreciation of investments................................................   35,491,825
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $352,949,763
                                                                                              -----------
                                                                                              -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            STATEMENT OF OPERATIONS

                        Six months ended April 30, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $388,933)...............................  $4,510,151
  Interest income............................................................................     319,977
                                                                                               ----------
    Total investment income..................................................................   4,830,128
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   1,667,124
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $  488,294
    Class B......................................................................     725,755   1,214,049
                                                                                   ----------
  Transfer agent fees (Note 2)...............................................................     617,524
  Custodian fees (Note 1)....................................................................     111,925
  Printing and postage expenses..............................................................      86,880
  Fund accounting fees (Note 2)..............................................................      42,747
  Audit fees.................................................................................      36,381
  Registration and filing fees...............................................................      29,503
  Legal fees.................................................................................       8,507
  Directors' fees and expenses (Note 2)......................................................       6,516
  Other expenses (Note 1)....................................................................     252,854
                                                                                               ----------
    Total expenses before reductions.........................................................   4,074,010
                                                                                               ----------
      Expense reductions (Notes 1 & 6).......................................................    (116,442)
                                                                                               ----------
    Total net expenses.......................................................................   3,957,568
                                                                                               ----------
Net investment income........................................................................     872,560
                                                                                               ----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments...............................................  50,107,395
  Net realized loss on foreign currency transactions.............................    (349,155)
                                                                                   ----------
    Net realized gain during the period......................................................  49,758,240
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................      30,875
  Net change in unrealized appreciation of investments...........................  (3,056,465)
                                                                                   ----------
    Net unrealized depreciation during the period............................................  (3,025,590)
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  46,732,650
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $47,605,210
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               SIX MONTHS
                                                                                  ENDED       YEAR ENDED
                                                                                APRIL 30,     OCTOBER 31,
                                                                                  1997           1996
                                                                              -------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment income.....................................................   $   872,560   $     878,406
  Net realized gain (loss) on investments and foreign currency
   transactions.............................................................    49,758,240      (4,964,724)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies........................................        30,875         608,089
  Net change in unrealized appreciation (depreciation) of investments.......    (3,056,465)     63,484,288
                                                                              -------------  -------------
    Net increase in net assets resulting from operations....................    47,605,210      60,006,059
                                                                              -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income................................................            --        (842,524)
  In excess of net investment income........................................            --        (381,092)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income................................................            --         (93,201)
  In excess of net investment income........................................            --         (42,157)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income................................................            --          (4,285)
  In excess of net investment income........................................            --          (1,938)
                                                                              -------------  -------------
    Total distributions.....................................................            --      (1,365,197)
                                                                              -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................   766,517,809   1,551,794,195
  Decrease from capital shares repurchased..................................  (776,765,228)  (1,612,200,649)
                                                                              -------------  -------------
    Net decrease from capital share transactions............................   (10,247,419)    (60,406,454)
                                                                              -------------  -------------
Total increase (decrease) in net assets.....................................    37,357,791      (1,765,592)
Net assets:
  Beginning of period.......................................................   315,591,972     317,357,564
                                                                              -------------  -------------
  End of period.............................................................   $352,949,763* $ 315,591,972*
                                                                              -------------  -------------
                                                                              -------------  -------------
 * Includes undistributed net investment income of..........................   $   872,560   $           0
                                                                              -------------  -------------
                                                                              -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                            CLASS A+
                                                              --------------------------------------------------------------------
                                                               SIX MONTHS
                                                                  ENDED                      YEAR ENDED OCTOBER 31,
                                                                APRIL 30,     ----------------------------------------------------
                                                                1997 (A)      1996 (A)     1995 (A)       1994 (A)      1993 (A)
                                                              -------------   ---------   -----------   ------------   -----------
Per Share Operating Performance:
Net asset value, beginning of period........................  $  17.95        $  15.38    $   26.11     $   19.78      $  15.59
                                                              -------------   ---------   -----------   ------------   -----------
Income from investment operations:
  Net investment income (loss)..............................      0.08            0.09         0.15         (0.08)         0.18
  Net realized and unrealized gain (loss) on investments....      2.55            2.59        (9.28)         6.75          5.21
                                                              -------------   ---------   -----------   ------------   -----------
    Net increase (decrease) from investment operations......      2.63            2.68        (9.13)         6.67          5.39
                                                              -------------   ---------   -----------   ------------   -----------
Distributions to shareholders:
  From net investment income................................        --           (0.08)          --         (0.19)        (0.12)
  From net realized gain on investments.....................        --              --        (1.60)        (0.15)        (1.08)
  In excess of net investment income........................        --           (0.03)          --            --            --
                                                              -------------   ---------   -----------   ------------   -----------
    Total distributions.....................................        --           (0.11)       (1.60)        (0.34)        (1.20)
                                                              -------------   ---------   -----------   ------------   -----------
Net asset value, end of period..............................  $  20.58        $  17.95    $   15.38     $   26.11      $  19.78
                                                              -------------   ---------   -----------   ------------   -----------
                                                              -------------   ---------   -----------   ------------   -----------

Total investment return (d).................................     14.65% (b)      17.52%      (37.16)%       34.10%         37.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)........................  $192,813        $177,373    $ 182,462     $ 336,960      $129,280
Ratio of net investment income (loss) to average net assets:
  With expense reductions...................................      0.72% (c)       0.46%        0.86%        (0.29)%         1.3% *
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 & 6).....................      2.10% (c)       2.03%        2.11%         2.04%          2.4% *
  Without expense reductions................................      2.17% (c)       2.10%        2.12%           --% **        --% **
Portfolio turnover rate++++.................................       186% (c)        101%         125%          155%          112%
Average commission rate per share paid on portfolio
 transactions++++...........................................  $ 0.0006        $ 0.0005          N/A           N/A           N/A


                                                                 1992
                                                              ----------
Per Share Operating Performance:
Net asset value, beginning of period........................  $  16.45
                                                              ----------
Income from investment operations:
  Net investment income (loss)..............................      0.25*
  Net realized and unrealized gain (loss) on investments....     (0.98)
                                                              ----------
    Net increase (decrease) from investment operations......     (0.73)
                                                              ----------
Distributions to shareholders:
  From net investment income................................     (0.13)
  From net realized gain on investments.....................        --
  In excess of net investment income........................        --
                                                              ----------
    Total distributions.....................................     (0.13)
                                                              ----------
Net asset value, end of period..............................  $  15.59
                                                              ----------
                                                              ----------
Total investment return (d).................................      (4.5)%
Ratios and supplemental data:
Net assets, end of period (in 000's)........................  $ 94,085
Ratio of net investment income (loss) to average net assets:
  With expense reductions...................................       1.3%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 & 6).....................       2.4%*
  Without expense reductions................................        --%**
Portfolio turnover rate++++.................................       159%
Average commission rate per share paid on portfolio
 transactions++++...........................................       N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 and $0.04 for the years ended October 31, 1993 and 1992, respectively. Without such reimbursements, the expense ratios would have been 2.49% and 2.62% and the ratios of net investment income to average net assets would have been 1.25% and 1.07% for the years ended October 31, 1993 and 1992, respectively.
 ** Calculation of "Ratio of expenses to net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                      GT GLOBAL LATIN AMERICA GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              CLASS B++
                                ----------------------------------------------------------------------
                                 SIX MONTHS                                              APRIL 1, 1993
                                   ENDED               YEAR ENDED OCTOBER 31,                 TO
                                 APRIL 30,     ---------------------------------------    OCTOBER 31,
                                  1997 (A)      1996 (A)      1995 (A)      1994 (A)       1993 (A)
                                ------------   -----------   -----------   -----------   -------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $  17.78       $   15.21     $   25.94     $   19.75     $  16.26
                                ------------   -----------   -----------   -----------   -------------
Income from investment
 operations:
  Net investment income
   (loss).....................      0.01           (0.00)         0.06         (0.22)       (0.07)
  Net realized and unrealized
   gain (loss) on
   investments................      2.55            2.59         (9.19)         6.74         3.56
                                ------------   -----------   -----------   -----------   -------------
    Net increase (decrease)
     from investment
     operations...............      2.56            2.59         (9.13)         6.52         3.49
                                ------------   -----------   -----------   -----------   -------------
Distributions to shareholders:
  From net investment
   income.....................        --           (0.01)           --         (0.18)          --
  From net realized gain on
   investments................        --              --         (1.60)        (0.15)          --
  In excess of net investment
   income.....................        --           (0.01)           --            --           --
                                ------------   -----------   -----------   -----------   -------------
    Total distributions.......        --           (0.02)        (1.60)        (0.33)          --
                                ------------   -----------   -----------   -----------   -------------
Net asset value, end of
 period.......................  $  20.34       $   17.78     $   15.21     $   25.94     $  19.75
                                ------------   -----------   -----------   -----------   -------------
                                ------------   -----------   -----------   -----------   -------------

Total investment return (d)...      14.4% (b)      17.02%       (37.42)%       33.33%        21.5% (b)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $156,281       $ 137,400     $ 134,527     $ 211,673     $ 13,576
Ratio of net investment income
 (loss) to average net assets:
  With expense reductions.....      0.22% (c)      (0.04)%        0.36%        (0.79)%       (0.7)% (c)
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 6)..............      2.60% (c)       2.53%         2.61%         2.54%         2.9% * (c)
  Without expense
   reductions.................      2.67% (c)       2.60%         2.62%           --%**        --% **
Portfolio turnover rate++++...       186% (c)        101%          125%          155%         112%
Average commission rate per
 share paid on portfolio
 transactions++++.............  $ 0.0006       $  0.0005           N/A           N/A          N/A

                                           ADVISOR CLASS+++
                                ---------------------------------------
                                                YEAR
                                SIX MONTHS      ENDED     JUNE 1, 1995
                                   ENDED       OCTOBER         TO
                                 APRIL 30,       31,       OCTOBER 31,
                                 1997 (A)     1996 (A)        1995
                                -----------   ---------   -------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $ 17.94       $ 15.40     $  15.95
                                -----------   ---------   -------------
Income from investment
 operations:
  Net investment income
   (loss).....................     0.13          0.17         0.09
  Net realized and unrealized
   gain (loss) on
   investments................     2.55          2.58        (0.64)
                                -----------   ---------   -------------
    Net increase (decrease)
     from investment
     operations...............     2.68          2.75        (0.55)
                                -----------   ---------   -------------
Distributions to shareholders:
  From net investment
   income.....................       --         (0.14)          --
  From net realized gain on
   investments................       --            --           --
  In excess of net investment
   income.....................       --         (0.07)          --
                                -----------   ---------   -------------
    Total distributions.......       --         (0.21)          --
                                -----------   ---------   -------------
Net asset value, end of
 period.......................  $ 20.62       $ 17.94     $  15.40
                                -----------   ---------   -------------
                                -----------   ---------   -------------
Total investment return (d)...    14.94% (b)    18.16%       (3.45)% (b)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $ 3,855       $   818     $    369
Ratio of net investment income
 (loss) to average net assets:
  With expense reductions.....     1.22% (c)     0.96%        1.36% (c)
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 6)..............     1.60% (c)     1.53%        1.61% (c)
  Without expense
   reductions.................     1.67% (c)     1.60%        1.62% (c)
Portfolio turnover rate++++...      186% (c)      101%         125%
Average commission rate per
 share paid on portfolio
 transactions++++.............  $0.0006       $0.0005          N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 and $0.04 for the years ended October 31, 1993 and 1992, respectively. Without such reimbursements, the expense ratios would have been 2.49% and 2.62% and the ratios of net investment income to average net assets would have been 1.25% and 1.07% for the years ended October 31, 1993 and 1992, respectively.
 ** Calculation of "Ratio of expenses to net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Latin America Growth Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each Class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss

                                      F12

                      GT GLOBAL LATIN AMERICA GROWTH FUND

equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying securities and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates. At April 30, 1997, the Fund had no open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $100,040,502, of which $93,313,175 expires in 2003 and $6,727,327 expires in
2004.

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are

                                      F13

                      GT GLOBAL LATIN AMERICA GROWTH FUND

primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) PORTFOLIO SECURITIES LOANED
At April 30, 1997, stocks with an aggregate value of approximately $31,812,483 were on loan to brokers. The loans were secured by cash collateral of $34,319,915. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the period ended April 30, 1997, the Fund received $72,861 of income from securities lending. Fees received from securities loaned were used to reduce the Fund's custodian and administrative expenses.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows the Fund to borrow an aggregate maximum amount of $100,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Funds' total assets. On April 30, 1997, the Fund had $4,000,000 in loans outstanding.

For the six months ended April 30, 1997, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $11,375,000. The average interest rate for the Fund was 6.41%. Interest incurred on this loan for the period ended April 30, 1997 was $55,656, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global Inc. ("GT Global"), an affiliate of the Manager, is the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended April 30, 1997, GT Global retained $24,373 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $282 for the period ended April 30, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the period ended April 30, 1997, GT Global collected CDSCs in the amount of $493,930. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

                                      F14

                      GT GLOBAL LATIN AMERICA GROWTH FUND

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the results according to the Funds average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the period ended April 30, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $299,650,405 and $301,079,534. There were no purchases or sales of U.S. government obligations for the period ended April 30, 1997.

4. CAPITAL SHARES
At April 30, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; and 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F15

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                           CAPITAL SHARE TRANSACTIONS

                                               SIX MONTHS ENDED                YEAR ENDED
                                                APRIL 30, 1997              OCTOBER 31, 1996
                                          --------------------------  ----------------------------
CLASS A                                     SHARES        AMOUNT        SHARES         AMOUNT
----------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.............................   31,276,010  $ 597,017,062   76,364,877  $ 1,304,172,875
Shares issued in connection with
  reinvestment of distributions.........           --             --       66,851        1,023,814
                                          -----------  -------------  -----------  ---------------
                                           31,276,010    597,017,062   76,431,728    1,305,196,689
Shares repurchased......................  (31,788,845)  (609,663,048) (78,414,835)  (1,346,357,898)
                                          -----------  -------------  -----------  ---------------
Net decrease............................     (512,835) $ (12,645,986)  (1,983,107) $   (41,161,209)
                                          -----------  -------------  -----------  ---------------
                                          -----------  -------------  -----------  ---------------


                                               SIX MONTHS ENDED                YEAR ENDED
                                                APRIL 30, 1997              OCTOBER 31, 1996
                                          --------------------------  ----------------------------
CLASS B                                     SHARES        AMOUNT        SHARES         AMOUNT
----------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.............................    7,866,456  $ 151,376,659   13,503,991  $   230,324,732
Shares issued in connection with
  reinvestment of distributions.........           --             --        6,914          105,073
                                          -----------  -------------  -----------  ---------------
                                            7,866,456    151,376,659   13,510,905      230,429,805
Shares repurchased......................   (7,909,644)  (151,808,357) (14,627,921)    (250,064,111)
                                          -----------  -------------  -----------  ---------------
Net decrease............................      (43,188) $    (431,698)  (1,117,016) $   (19,634,306)
                                          -----------  -------------  -----------  ---------------
                                          -----------  -------------  -----------  ---------------

                                               SIX MONTHS ENDED                YEAR ENDED
                                                APRIL 30, 1997              OCTOBER 31, 1996
                                          --------------------------  ----------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES         AMOUNT
----------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.............................      946,000  $  18,124,088      932,074  $    16,161,478
Shares issued in connection with
  reinvestment of distributions.........           --             --          408            6,223
                                          -----------  -------------  -----------  ---------------
                                              946,000     18,124,088      932,482       16,167,701
Shares repurchased......................     (804,706)   (15,293,823)    (910,792)     (15,778,640)
                                          -----------  -------------  -----------  ---------------
Net increase............................      141,294  $   2,830,265       21,690  $       389,061
                                          -----------  -------------  -----------  ---------------
                                          -----------  -------------  -----------  ---------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at April 30, 1997 amounted to $14,165,750, at value.

Transactions with affiliated companies are as follows:

                                          PURCHASES               NET REALIZED   DIVIDEND
AFFILIATES                                   COST     SALES COST  GAIN (LOSS)     INCOME
----------------------------------------  ----------  ----------  ------------   --------
Enersis S.A. - ADR......................  $5,346,536  $  244,512   $ (14,787)    $ 75,402

6. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the period ended April 30, 1997, the Fund's expenses were reduced by $43,581 under these arrangements.

                                      F16

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

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      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

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          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                             GT GLOBAL LATIN AMERICA GROWTH FUND
          LATSAR706066M.324